UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 25, 2007
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)
423 West 55th Street, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices, including zip code)
(212) 949-5000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 25, 2007, Tarragon Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Tarragon press release, dated July 25, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: July 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Tarragon press release, dated July 25, 2007